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Exhibit 10.46

This Release Agreement is made this 19th day of July, 2010 among:

ROYAL GOLD, INC.
(the "Borrower")

OF THE FIRST PART

-and-

RGLD GOLD CANADA, INC.
(the "Guarantor")

OF THE SECOND PART

-and-

HSBC BANK USA,
NATIONAL ASSOCIATION
as administrative agent
(in such capacity, the "Administrative Agent")
and as a Lender
(in such capacity "HSBC")

OF THE THIRD PART

-and-

THE BANK OF NOVA SCOTIA
as a Lender
(in such capacity, the "BNS" and, together with HSBC and the Administrative Agent, the "Lender Parties")

OF THE FOURTH PART

        WHEREAS by the Amended and Restated Term Loan Facility Agreement dated as of March 26, 2010 (the "Loan Agreement"), among the Borrower, the Guarantor, the Lender Parties and other parties to the Loan Agreement, it was agreed in Section 4.5 of the Loan Agreement that, upon the completion of all documents, Instruments, delivery and actions as set forth in Section 6.16 of the Loan Agreement (the "Conditions") to the satisfaction of the Administrative Agent in its sole discretion, the RGLD Canada Security Documents shall be terminated and the Guarantor shall be released from its obligation under the Credit Documents as promptly as practical thereafter;

        AND WHEREAS the Lender Parties are satisfied that the Conditions have been satisfactorily completed;

        NOW THEREFORE the Lender Parties, at the expense of the Credit Parties, hereby covenant and agree as follows:

  1.
  Any capitalized term in this Release Agreement (including the recitals hereto) which is not otherwise defined shall have the same meaning as in the Loan Agreement.

  2.
  The Lender Parties confirm that they are satisfied that the Conditions have been completed.

  3.
  The "Pledge, Security and Subordination Agreement" dated as of January 20, 2010 made by the Borrower (as Debtor) in favour of HSBC Bank USA, National Association, in its capacity as Administrative Agent for the Lenders (as Secured Party), as amended by the "Amendment to Pledge, Security and Subordination Agreement" made as of March 26, 2010 (collectively the "Pledge Agreement") is hereby terminated and shall be of no further force or effect, and the Borrower's obligations under the Pledge Agreement, and the pledges, liens and security interests granted pursuant to the Pledge Agreement shall be cancelled, terminated, discharged and forever released; provided that nothing herein shall serve to release any such obligations that, by their express terms, survive the termination of the Pledge Agreement. The Administrative Agent covenants and agrees with the Borrower to deliver (or cause to be delivered) to Davis LLP, the solicitors to the Borrower ("Davis"), at 1201 Scotia 2 Tower, 10060 Jasper Avenue, Edmonton, AB T5J 4E5:

  (a)
  Share Certificate No. 1 for 28,500 Common Shares of the Guarantor, registered in the name of the Borrower, and

  (b)
  for cancellation, the undated Power of Attorney by which the Borrower agreed to transfer the Securities in accordance with the Pledge Agreement.

  4.
  The Lender Parties hereby release the Guarantor from the covenants and agreements of the Guarantor under the "Acknowledgment, Consent and Undertaking of RGLD Gold Canada, Inc." dated as of January 20, 2010 made by the Guarantor in connection with the Pledge Agreement.

  5.
  The Lender Parties agree that the endorsement in the Central Securities Register of the Guarantor of the Pledge Agreement may be removed and marked as "cancelled" or "discharged.", and the Lender Parties authorize and direct the Guarantor and/or Davis to make any and all endorsements to the Central Securities Register which may be required in that respect.

  6.
  Each of the Lender Parties discharges and releases the Guarantor from any obligations or covenants it may have under or in respect of the Intercreditor Agreement, but for the avoidance of doubt, nothing herein shall serve to amend the terms and condition of the Intercreditor Agreement or to release or waive any obligations of the Revolving Credit Parties or the Term Credit Parties (in each case as defined therein) thereunder.

  7.
  The "General Security Agreement" dated as of January 20, 2010 made by the Guarantor (as Debtor) in favour of HSBC Bank USA, National Association, in its capacity as Administrative Agent for the Lenders (as Secured Party), as amended by the "Amendment to General Security Agreement" made as of March 26, 2010 (collectively the "RGLD GSA") is hereby terminated and shall be of no further force or effect, and the Guarantor's obligations under the RGLD GSA, and the liens and security interests granted pursuant to the RGLD GSA shall be cancelled, terminated, discharged and forever released; provided that nothing herein shall serve to release any such obligations that, by their express terms, survive the termination of the RGLD GSA.

  8.
  The Lender Parties authorize and direct Davis to discharge (or cause to be discharged), on behalf of the Administrative Agent, the following financing statements:

  (a)
  the financing statement relating to the RGLD GSA registered as Base Registration No. 367237F on January 18, 2010 by the Administrative Agent, as secured party, and the Guarantor, as debtor, and respecting all of the present and after-acquired personal property of the Guarantor, as extended by the financing change statement registered as Registration No. 460439F on March 18, 2010, in each case as registered in the Personal Property Registry of British Columbia;

  (b)
  the financing statement relating to the Pledge Agreement registered as Base Registration No. 368100F on January 18, 2010 by the Administrative Agent, as Secured Party, respecting the Borrower, as Debtor, and respecting that collateral more particularly described in the Financing Statement respecting the securities and indebtedness pledged by the Borrower to the Administrative Agent under the Pledge Agreement, as extended by the financing change statement registered as Registration No. 460585F on March 18, 2010, in each case as registered in the Personal Property Registry of British Columbia.

  9.
  The Lender Parties further authorize and direct Hogan Lovells to discharge (or cause to be discharged) the UCC Financing Statement registered with the Delaware Department of State on January 21, 2010 as initial filing number 2010 022 7185 made by the Administrative Agent, as secured party, respecting the Borrower, as Debtor, and respecting the securities and indebtedness pledged by the Borrower to the Administrative Agent under the Pledge Agreement.

  10.
  Each of the Lender Parties confirms to the Borrower and to the Guarantor that it continues in the capacity set out in the preamble to this Agreement under the terms of the Loan Agreement, and has the power and authority to execute this Release Agreement. For the avoidance of doubt, nothing herein shall serve to amend the terms and condition of the Loan Agreement or any other Credit Document or to release or waive any obligations of the Borrower or Guarantor thereunder. The Borrower confirms and agrees that the Loan Agreement and the Credit Documents remain in full force and effect in accordance with their terms, except to the extent that the RGLD Canada Security Documents are expressly released in accordance herewith.

  11.
  This Agreement may be executed by one or more of the Parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by the Parties shall be lodged with the Borrower and each Lender Party.

        IN WITNESS whereof, the Parties have caused this Agreement to be duly executed and delivered by its proper and duly authorized Officers on the day and year first above written.

ROYAL GOLD, INC, a Delaware Corporation
By:	/s/ Stefan Wenger NAME: Stefan Wenger TITLE: Chief Financial Officer and Treasurer
RGLD GOLD CANADA, a British Columbia Corporation
By:	/s/ Bruce C. Kirchhoff NAME: Bruce C. Kirchhoff TITLE: Vice President
HSBC BANK USA, NATIONAL ASSOCIATION, as administrative agent
By:	/s/ Adam Hendley NAME: Adam Hendley TITLE: Vice President
HSBC BANK USA, NATIONAL ASSOCIATION, as a lender
By:	/s/ Adam Hendley NAME: Adam Hendley TITLE: Vice President
THE BANK OF NOVA SCOTIA, as a lender
By:	/s/ Ray Clarke NAME: Ray Clarke TITLE: Managing Director
By:	/s/ Elizabeth DaPonte NAME: Elizabeth DaPonte TITLE: Associate Director

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  Exhibit 10.46